                                                                    EXHIBIT 99.1


                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDED SEPTEMBER 30, 1997


DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)


-------------------------------------------------------------------------------------------------------------------
                                                                   DOCUMENT         PREVIOUSLY        EXPLANATION
REQUIRED ATTACHMENTS:                                              ATTACHED          SUBMITTED          ATTACHED
1.  Tax Receipts                                                     ( )                (X)               (X)

2.  Bank Statements                                                  ( )                ( )               (X)

3.  Most recently filed Income Tax Return                            ( )                (X)               ( )

4.  Most recent Annual Financial Statements                          ( )                (X)               ( )
     prepared by accountant



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

   /s/ David R. Gibson            SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER
--------------------------------  ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE


        DAVID R. GIBSON                          OCTOBER 29, 1997
---------------------------------  ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                     FOR THE MONTH ENDED SEPTEMBER 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

-------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDED SEPTEMBER 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

-------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

THESE FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121") HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WILL BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

(1) OPERATING EXPENSE AND EBITDA FOR SEPTEMBER 1997 INCLUDES THE FAVORABLE IMPACT OF A $2.1 MILLION REVERSAL OF PREVIOUSLY RECORDED 1997 TELEPHONE EXPENSE ACCRUALS.

                    MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
   FOR THE MONTHS ENDED SEPTEMBER 30, 1997, AUGUST, 31, 1997 AND JULY 31, 1997
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                 SEPTEMBER            AUGUST              JULY
                                                    1997               1997               1997
                                              ---------------     --------------     -------------
PAGING REVENUES
     SERVICE, RENTS & MAINTENANCE                  $39,635            $40,387           $41,481

EQUIPMENT SALES

     PRODUCT SALES                                   2,743              3,388             4,055
     COST OF PRODUCTS SOLD                           2,731              3,512             4,333
                                              ---------------     --------------     -------------
          EQUIPMENT MARGIN                              13               (124)             (278)

     NET REVENUE                                    39,648             40,262            41,203

OPERATING EXPENSE

     SERVICE, RENTS & MAINTENANCE                   10,981             12,165            12,992
     SELLING                                         5,187              5,409             6,019
     GENERAL  & ADMINISTRATIVE                      14,608             14,560            15,053

                                              ---------------     --------------     -------------
     OPERATING  EXPENSE BEFORE DEPR. & AMORT.       30,776 (1)         32,134            34,064

     EBITDA BEFORE REORGANIZATION COSTS              8,872 (1)          8,128             7,139

     REORGANIZATION COSTS                            1,522              1,320             1,784
                                              ---------------     --------------     -------------

     EBITDA AFTER REORGANIZATION COSTS               7,350 (1)          6,808             5,355

DEPRECIATION                                         8,617              8,761             8,334
AMORTIZATION                                         9,245              9,245             9,246
                                              ---------------     --------------     -------------
     TOTAL DEPRECIATION AND AMORTIZATION            17,862             18,007            17,580

OPERATING LOSS                                     (10,512)           (11,199)          (12,225)

INTEREST EXPENSE                                     5,219              5,379             5,465
OTHER EXPENSE                                           (0)                (2)               (1)
                                              ---------------     --------------     -------------

NET LOSS                                          ($15,731)          ($16,575)         ($17,689)
                                              ===============     ==============     =============


                             SEE ACCOMPANYING NOTES.

                                     4 of 18

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                     FOR THE MONTH ENDED SEPTEMBER 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

-------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

THESE FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO.121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121") HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WILL BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.


                                        MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                                                CONSOLIDATED BALANCE SHEETS
                              AS OF SEPTEMBER 30, 1997, AUGUST 31, 1997 AND JULY 31, 1997
                                                        (UNAUDITED)
                                                      (IN THOUSANDS)

                                                                                SEPTEMBER            AUGUST             JULY
                                                                                  1997                1997              1997
                                                                             ---------------     ---------------    ------------
ASSETS:
       CURRENT ASSETS:
              Cash                                                                   $5,388              $4,157          $3,468
              Accounts Receivable, Net                                               61,001              61,161          60,063
              Inventory                                                               4,143               4,658           5,395
              Prepaid Expenses                                                        1,150               1,217           1,279
              Other Current Assets                                                    2,748               2,778           2,798
                                                                             ---------------     ---------------    ------------
                      TOTAL CURRENT ASSETS                                           74,431              73,971          73,004

       NONCURRENT ASSETS:

              Property and Equipment, Net                                           279,280             286,188         293,194
              Deferred Financing Fees, Net                                           24,600              25,154          25,708
              Investment In Net Assets Of Equity Affiliate                            1,911               1,949           2,024
              Intangible Assets, Net                                              1,035,335           1,045,337       1,054,546
              Other Assets                                                              750                 792             876
                                                                             ---------------     ---------------    ------------
                     TOTAL NONCURRENT ASSETS                                      1,341,876           1,359,420       1,376,348

              TOTAL ASSETS                                                       $1,416,307          $1,433,390      $1,449,352
              ------------                                                   ===============     ===============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
       LIABILITIES NOT SUBJECT TO COMPROMISE:

              DIP Credit Facility                                                   $17,000             $17,000         $15,000
              Accrued Reorganization Costs                                            4,702               5,382           5,511
              Accrued Wages, Benefits and Payroll Taxes                              13,755              12,319          11,713
              Accounts Payable - Post Petition                                        4,155               5,433           3,939
              Accrued Interest (Chase & DIP Facilities )                              4,396               4,595           4,621
              Accrued Expenses and Other Current Liabilities                         41,633              43,425          46,495
              Advance Billings and Customer Deposits                                 35,803              36,210          37,785
                                                                             ---------------     ---------------    ------------
                      TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                   121,444             124,364         125,063

       LIABILITIES SUBJECT TO COMPROMISE:

              Accrued Wages, Benefits and Payroll Taxes                               3,093               3,093           3,093
              Chase Credit Facility                                                 649,000             649,000         649,000
              Notes Payable - 10 1/2%                                               174,125             174,125         174,125
              Notes Payable - 9 3/8%                                                250,000             250,000         250,000
              Notes Payable - Yampol                                                    986                 986             986
              Notes Payable - Dial Page 12 1/4%                                       1,570               1,570           1,570
              Accrued Interest On Notes Payable                                      20,735              20,751          20,761
              Accounts Payable- Pre Petition                                         17,333              17,181          15,820
              Accrued Expenses and Other Current
               Liabilities - Pre Petition                                            14,400              12,929          12,926
              Other Liabilities                                                       4,934               4,973           5,013
                                                                             ---------------     ---------------    ------------
                      TOTAL LIABILITIES SUBJECT TO COMPROMISE                     1,136,176           1,134,608       1,133,295

       DEFERRED TAX LIABILITY                                                        72,097              72,097          72,097
       ----------------------

       STOCKHOLDERS' EQUITY

              Class A Common Stock                                                       39                  39              39
              Class B Common Stock                                                        2                   2               2
              Additional Paid-In Capital                                            671,459             671,459         671,459
              Accumulated Deficit - Pre Petition                                   (437,127)           (437,127)       (437,127)
              Accumulated Deficit - Post Petition                                  (141,661)           (125,929)       (109,354)
                                                                             ---------------     ---------------    ------------
                      TOTAL STOCKHOLDERS' EQUITY                                     92,713             108,445         125,020
              Less:
              Treasury Stock                                                         (6,123)             (6,123)         (6,123)
                                                                             ---------------     ---------------    ------------
                      TOTAL STOCKHOLDERS' EQUITY                                     86,590             102,322         118,897

              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $1,416,307          $1,433,390      $1,449,352
              ------------------------------------------                     ===============     ===============    ============



                             SEE ACCOMPANYING NOTES

                                     6 of 18

FOOTNOTES TO THE FINANCIAL STATEMENTS:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

     In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Operating expense and EBITDA for September 1997 includes the favorable impact of a $2.1 million reversal of previously recorded 1997 telephone expense accruals.

5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the debtor-in-possession financing facility (the "DIP facility") with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. During the month of August, the Debtors drew down an additional $2 million under the DIP facility.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.7 million system reported units in service at September 30, 1997, and offers local, regional and national paging services to its subscribers. The Company estimates it will remove approximately 0.1 million units included above, for which payment is delinquent or are non-revenue generating. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as SECOND THURSDAY, provides that if there is a change of control that meets the conditions of SECOND THURSDAY, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. There can be no assurance that the Company will be successful in consummating a plan of reorganization meeting the requirements of the order. In the event that the Company were unable to do so, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                     FOR THE MONTH ENDED SEPTEMBER 30, 1997


DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

-------------------------------------------------------------------------------

The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

THESE FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121") HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WILL BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.


                                              MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                        FOR THE MONTHS ENDED SEPTEMBER 30, 1997, AUGUST 31, 1997 AND JULY 31, 1997
                                                              (UNAUDITED)
                                                            (IN THOUSANDS)

                                                                               SEPTEMBER        AUGUST           JULY
                                                                                 1997            1997            1997
                                                                             --------------------------------------------

OPERATING ACTIVITIES
     NET LOSS                                                                  ($15,731)       ($16,575)       ($17,689)
     ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
     PROVIDED BY (USED IN) OPERATING ACTIVITIES:

         Depreciation And Amortization                                           17,862          18,007          17,580
         Provision For Uncollectible Accounts And Returns                         6,373           5,508           5,468
         Undistributed Earnings Of Affiliate                                         38              75             (23)
         Deferred Financings Fees, Net                                              554             554             554
         Change In Operating Assets and Liabilities:
            Accounts Receivable                                                  (6,213)         (6,606)         (4,698)
            Inventory                                                               515             737           1,180
            Prepaid Expenses And Other Assets                                       139             131              22
            Accounts Payable, Accrued Expenses and Other                           (595)         (1,386)          2,114
                                                                             -----------     -----------     -----------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                               2,941             445           4,508


INVESTING ACTIVITIES

     Construction And Capital Expenditures,
            Including Net Change In Pager Assets                                 (1,709)         (1,756)         (5,100)
                                                                             -----------     -----------     -----------
NET CASH USED IN INVESTING ACTIVITIES                                            (1,709)         (1,756)         (5,100)

FINANCING ACTIVITIES

     Borrowings (Repayments) of DIP Credit Facility                                   0           2,000               0
                                                                             -----------     -----------     -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                   0           2,000               0

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                              1,231             689            (591)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                  4,157           3,468           4,059
                                                                             -----------     -----------     -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                       $5,388          $4,157          $3,468
                                                                             ===========     ===========     ===========


                             SEE ACCOMPANYING NOTES

                                    12 of 18

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                     FOR THE MONTH ENDED SEPTEMBER 30, 1997


DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE AGING

--------------------------------------------------------------------------------
-------------- --------------------- -------------------------------------------
                       $ 30,627,535   0 - 30 days old
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                         20,771,833  31 - 60 days old
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                         12,825,999  61 - 90 days old
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                         65,542,132  91+ days old

               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                        126,767,499  TOTAL TRADE ACCOUNTS RECEIVABLE

               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                      ( 67,447,952)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS

               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                         59,319,547  TRADE ACCOUNTS RECEIVABLE (NET)

               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                          1,681,927  OTHER NON-TRADE RECEIVABLES

               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                     $   61,001,474  ACCOUNTS RECEIVABLE, NET
-------------- --------------------- -------------------------------------------


-------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------- ------------ ------------- ----------------
                                              0-30            31-60          61-90         91+
                                              Days             Days          Days          Days           Total
---------------------------------------- ---------------- --------------- ------------ ------------- ----------------
ACCOUNTS PAYABLE                           $ 2,253,291         539,163      926,558       436,438     $  4,155,448
---------------------------------------- ---------------- --------------- ------------ ------------- ----------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                     FOR THE MONTH ENDED SEPTEMBER 30, 1997

DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)


---------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

---------------------------------------------------------------------------------------------------------------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
                                         BEGINNING        AMOUNT                          ENDING
                                            TAX          WITHHELD         AMOUNT           TAX          DELINQUENT
                                         LIABILITY      OR ACCRUED         PAID         LIABILITY         TAXES
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FEDERAL

-------------------------------------- --------------- -------------- --------------- --------------- ---------------
WITHHOLDING                              $          0   $ 1,606,233     $ 1,606,233     $         0     $          0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FICA-EMPLOYEE                                       0        644,249         644,249               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FICA-EMPLOYER                                 157,816      1,618,414       1,562,594         213,636               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
UNEMPLOYMENT                                    2,314         20,559          19,926           2,947               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
INCOME                                              0              0               0               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
TOTAL FEDERAL TAXES                           160,130      3,889,455       3,833,002         216,583               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
STATE AND LOCAL

-------------------------------------- --------------- -------------- --------------- --------------- ---------------
WITHHOLDING                                         0        219,386         219,386               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
SALES                                         903,480      1,595,801       1,382,860       1,116,421               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
UNEMPLOYMENT                                   12,112         87,997          86,673          13,436               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
REAL PROPERTY                               2,039,348        392,057               -       2,431,405               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
OTHER                                         592,625         30,692          83,863         539,454               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
TOTAL STATE  AND LOCAL                      3,547,565      2,325,933       1,772,782       4,100,716               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
TOTAL TAXES                              $  3,707,695   $  6,215,388    $  5,605,784    $  4,317,299    $          0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------

---------------------------------------------------------------------------------------------------------------------
                                       PAYMENTS TO INSIDERS AND PROFESSIONALS
                                       FOR THE MONTH ENDED SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                      INSIDERS
----------------------------------------------------------------------------------------------------------------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
         Payee Name                     Position                Salary/Bonus/        Reimbursable
                                                               Auto Allowance          Expenses            Total
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Alvarez & Marsal Inc. -       Chairman - Restructuring      $              54,167   $              0        $  54,167
Joseph A. Bondi
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Boykin, Roberta               Assistant Corporate Counsel                   8,462              1,503            9,964
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Burdette, H. Stephen          Senior VP Corporate                          15,530              3,980           19,510
                              Development and Senior VP
                              Operations
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Cross, Andrew                 Executive VP Sales and                       17,000              4,025           21,025
                              Marketing
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Grawert, Ron                  Chief Executive Officer                      30,769              2,051           32,820
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Gray, Patricia                Secretary/Acting General                     13,085                  0           13,085
                              Counsel
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Gross, Steven                 Senior VP Strategic Planning                 13,923              2,728           16,651
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Hilson, Debra                 Assistant Secretary                           4,615              3,577            8,192
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Hughes, Curtis                Assistant VP Mgmt.                            9,615              3,480           13,096
                              Information Systems
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Pascucci, James               Assistant Treasurer                           7,315                  0            7,315
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Pittsman, Santo               Senior VP of Administration                  15,846              1,881           17,727
                              and Business Planning
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Shea, Kevin                   Treasurer                                    10,778                  0           10,778
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Witsaman, Mark                Senior VP and Chief                          15,269              4,508           19,777
                              Technology Officer
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
----------------------------------------------------------------------------------------------------- ----------------
                                                                          TOTAL PAYMENTS TO INSIDERS        $ 244,107
----------------------------------------------------------------------------------------------------- ----------------

---------------------------------------------------------------------------------------------------------------------
                                 PAYMENTS TO INSIDERS AND PROFESSIONALS (CONTINUED)
                                       FOR THE MONTH ENDED SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------
                                                                                                       Holdback
                                                     Date of                                             and
             Name and Relationship                    Court          Invoices         Invoices         Invoice
                                                    Approval       Received (1)         Paid           Balances
                                                                                                         Due
------------------------------------------------- -------------- ----------------- ---------------- -----------------
1.  Ernst & Young - Auditor, Tax and Financial       1/30/97             $211,563       $  289,406        $  131,288
       Consultants to Debtor
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
2.  Latham & Watkins - Counsel to Debtor             1/30/97               39,797           54,416            71,594
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
3.  Alvarez & Marsal Inc.- Restructuring             1/30/97              268,268          261,698           361,299
       Consultant to Debtor (2)
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
4.  Sidley & Austin - Bankruptcy Counsel to          1/30/97              119,025          123,714           182,136
       Debtor
------------------------------------------------- -------------- ----------------- ---------------- -----------------
5.  Young, Conway, Stargate & Taylor - Delaware      1/30/97               32,125           19,510            12,615
       Counsel to Debtor
                                                  -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
6.  Wiley, Rein & Fielding - FCC Counsel to          1/30/97               73,145           87,398           128,522
       Debtor
                                                  -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor       6/11/97                  698            3,197             4,472
                                                  -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors       6/04/97               79,577                -           287,134
       to the Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
9.  Jones, Day, Reavis & Pogue - Counsel to the      4/03/97                    -           28,711             4,406
       Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
10. Morris, Nichols, Arsht & Tunnell - Delaware      4/03/97                5,874            3,935             1,939
       Counsel to the Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -       4/25/97                1,754            5,532             5,542
       FCC Counsel to the Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
------------------------------------------------- -------------- ----------------- ---------------- -----------------
12. The Blackstone Group LP - Financial              7/10/97              125,000          609,462           175,000
       Advisors to Debtor
------------------------------------------------- -------------- ----------------- ---------------- -----------------
                TOTAL PAYMENTS TO PROFESSIONALS                          $956,825       $1,486,710        $1,365,936
---------------------------------------------------------------- ----------------- ---------------- -----------------


(1) Excludes invoices for fees and expenses through September 30, 1997 that were received by the Debtors subsequent to September 30, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

---------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULED            AMOUNTS
                                                              MONTHLY              PAID                TOTAL
                                                             PAYMENTS             DURING               UNPAID
NAME OF CREDITOR                                                DUE                MONTH            POSTPETITION
------------------------------------------------------- -------------------- ------------------ ---------------------
The Chase Manhattan Bank - (Interest)                          $  4,504,530       $ 4,504,530*   $                 0
------------------------------------------------------- -------------------- ------------------ ---------------------


* Payment made on 10/1/97.


----------------------------------------------------------------------------------------------- ---------- ----------
QUESTIONNAIRE
FOR THE MONTH ENDED SEPTEMBER 30, 1997                                                             YES        NO
----------------------------------------------------------------------------------------------- ---------- ----------
1.  Have any assets been sold or transferred outside the normal course of business this                       NO
reporting period?
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                 NO
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                    NO
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
4.  Have any payments been made of prepetition liabilities this reporting period?                  YES
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
5.  Have any postpetition loans been received by the debtor from any party?                        YES
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
6.  Are any postpetition payroll taxes past due?                                                              NO
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
7.  Are any postpetition state or federal income taxes past due?                                              NO
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
8.  Are any postpetition real estate taxes past due?                                                          NO
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
9.  Are any postpetition taxes past due?                                                                      NO
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
10. Are any amounts owed to postpetition creditors past due?                                                  NO
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
11. Have any prepetition taxes been paid during the reporting period?                              YES
----------------------------------------------------------------------------------------------- ---------- ----------
----------------------------------------------------------------------------------------------- ---------- ----------
12. Are any wage payments past due?                                                                           NO
----------------------------------------------------------------------------------------------- ---------- ----------

     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.      The Court has authorized the Debtors to pay certain
                  pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
                  (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5.           During the month of February 1997, the Debtors drew down
                  $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August.


---------------------------------------------------------------------------------------------------------------------
                                                     INSURANCE
                                       FOR THE MONTH ENDED SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                           THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE PERIOD.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                     PERSONNEL
                                       FOR THE MONTH ENDED SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------
                                                                                         Full Time      Part Time
-------------------------------------------------------------------------------------- -------------- ---------------
1.  Total number of employees at beginning of period                                          3,470              52
-------------------------------------------------------------------------------------- -------------- ---------------
-------------------------------------------------------------------------------------- -------------- ---------------
2.  Number of employees hired during the period                                                  61               9
-------------------------------------------------------------------------------------- -------------- ---------------
-------------------------------------------------------------------------------------- -------------- ---------------
3.  Number of employees terminated or resigned during the period                                125               4
-------------------------------------------------------------------------------------- -------------- ---------------
-------------------------------------------------------------------------------------- -------------- ---------------
4.  Total number of employees on payroll at end of period                                     3,406              57
-------------------------------------------------------------------------------------- -------------- ---------------
